SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 01, 2005

                            Pathfinder Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

       Federal                        000-23601                 16-1540137
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 (State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
   of incorporation)                                      Identification No.)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (315) 343-0057
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                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Section  5  -  Corporate  Governance  and  Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 28, 2005, the Board of Directors of Pathfinder Bancorp Inc. (the "Corporation"), amended the By-law's of the Corporation to increase the number of Directors from nine (9) to ten (10). The Board also authorized the President to file appropriate notices of the change with the Corporation's primary regulator, the Office of Thrift Supervision.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           PATHFINDER  BANCORP,  INC.


Date:  July  01,  2005          By:  /s/  Thomas  W.  Schneider
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                                     Thomas  W.  Schneider
                                     President  and  Chief  Executive
                                     Officer